DIAMOND HILL FUNDS
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund
(All Share Classes)
Supplement dated June 30, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information
dated February 28, 2021 As Amended

A Special Meeting of Shareholders of Diamond Hill Corporate Credit Fund and Diamond Hill High Yield Fund (each a “Fund” and collectively the “Funds”) was called on June 11, 2021, at 10:00 a.m. Eastern Time, to approve Agreements and Plans of Reorganization (each a “Plan” and collectively the “Plans”), which provide for the acquisition of all the assets and liabilities of the Diamond Hill Corporate Credit Fund by the BrandywineGLOBAL – Corporate Credit Fund in exchange for shares of beneficial interest of the BrandywineGLOBAL – Corporate Credit Fund and for the acquisition of all the assets and liabilities of the Diamond Hill High Yield Fund by the BrandywineGLOBAL – High Yield Fund in exchange for shares of beneficial interest of the BrandywineGLOBAL – High Yield Fund.
Only shareholders of record as of the close of business on March 31, 2021 were entitled to notice of, and to vote at, the Special Meeting.
On June 11, 2021, shareholders of the Diamond Hill Corporate Credit Fund approved the Plan. The Special meeting of Shareholders for the Diamond Hill High Yield Fund was adjourned until June 29, 2021. On June 29, 2021, the shareholders of the Diamond Hill High Yield Fund approved the Plan.
Accordingly, the reorganizations are expected to occur after the close of business on July 30, 2021, or such other date as the parties may agree. The Funds will as soon as practicable prior to the closing date of the reorganizations, declare and pay to the shareholders of record of each respective fund, one or more dividends so that each will have distributed substantially all of the sum of (i) its investment company taxable income and (ii) its net tax-exempt income, if any.
This document is not an offer to sell shares of either the BrandywineGLOBAL – Corporate Credit Fund or the BrandywineGLOBAL – High Yield Fund, nor is it a solicitation of an offer to buy any such shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE